SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Equity Sector Strategy Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
David Bianco, CFA, Chief Investment Officer Americas. Portfolio Manager of the fund. Began managing the fund in 2021.
Di Kumble, CFA, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2021.
Hiten Shah, Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2023.
John Moody, Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-30